Geographic Information	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Segment Reporting [Abstract]
Geographic Information

NOTE 12. Geographic Information

The Company currently operates in one business segment. Fixed assets are principally located in Company or third-party facilities in the United States and Asia. The unaudited net sales by geographical area for the three and nine months ended September 30, 2017 and 2016 were (in thousands):

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2017	2016	2017	2016
Central America	$705	$1,733	$1,787	$9,713
South America	855	1,143	2,461	3,556
Mexico	1,946	4,329	5,472	10,570
U.S.-based Latin American distributors	2,333	1,653	7,636	5,398
South Africa	169	—	169	—
United States	—	131	1	1,288

Total	$6,008	$8,989	$17,526	$30,525

The Company ceased offering its products in the United States on September 30, 2016 due to a decline in United States products sales as well as the costs of patent litigation associated with the Company’s sales in the United States.

NOTE 11 – SEGMENT AND GEOGRAPHIC INFORMATION

The Company reports segment data based on the management approach, which designates the internal reporting that is used by management for making operating and investment decisions and evaluating performance as the source of the Company’s reportable segments. The Company uses one measurement of profitability and does not disaggregate its business for internal reporting. The Company has determined that it has operated in one segment and has provided wireless handsets and accessories to carriers, distributors and OEM customers in Latin America, Asia Pacific, Europe, Africa and the United States for the years covered in the table below. The table summarizes the Company’s net sales by geographic area for the years ended December 31, 2016, 2015 and 2014 (in thousands):

	2016	2015	2014
Central America	$10,883	$8,223	$15,887
South America	4,849	9,879	12,767
Mexico	15,128	13,339	8,063
U.S.-based distributors selling to Latin America	6,992	11,853	7,240
United States	1,276	4,511	2,582
EMEA	—	—	1,530
Asia Pacific	12	28	75

Total	$39,140	$47,833	$48,144

During the year ended December 31, 2016, sales to customers in Mexico and Guatemala represented 39% and 19%, respectively, of the Company’s consolidated net revenue. Also in 2016, sales to a U.S.-based distributor who sells into the open market in Latin America represented 14% of net revenue. In 2015, sales to customers in Mexico, Peru, Guatemala and the same U.S.-based distributor represented 28%, 10%, 10% and 18%, respectively, of the Company’s consolidated net revenue. In 2014, sales to customers in Peru, Mexico, Puerto Rico and the same U.S.-based distributor represented 25%, 17%, 12% and 11% of the Company’s consolidated net revenue, respectively. Sales in no other individual country amounted to 10% or more of the Company’s consolidated net revenue in any of the three years covered above.

Fixed assets, which represent approximately 1% of the Company’s net assets, are principally located in the Company’s offices in the United States or in China at the Company’s quality and production control office or contract manufacturing facilities.